UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2014

ZALICUS INC.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

000-51171	04-3514457
(Commission File No.)	(IRS Employer Identification No.)

245 First Street

Third Floor

Cambridge, MA 02142

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (617) 301-7000

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Conditions.

On May 9, 2014, Zalicus Inc. issued a press release relating to its results of operations and financial condition for the quarter ended March 31, 2014. The full text of Zalicus’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 2.02 of this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

This Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities of Epirus or Zalicus or the solicitation of any vote or approval. In connection with the proposed transaction, Zalicus filed with the SEC a Registration Statement on Form S-4 containing a joint proxy statement/prospectus. The joint proxy statement/prospectus contains important information about Epirus, Zalicus, the transaction and related matters. Epirus and Zalicus will mail or otherwise deliver the joint proxy statement/prospectus to their respective stockholders when it is finalized and becomes available. Investors and security holders of Epirus and Zalicus are urged to read carefully the joint proxy statement/prospectus relating to the merger (including any amendments or supplements thereto) in its entirety when it is available, because it will contain important information about the proposed transaction.

Investors and security holders of Zalicus will be able to obtain free copies of the joint proxy statement/prospectus for the proposed merger (when it is available) and other documents filed with the SEC by Zalicus through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders of Zalicus will be able to obtain free copies of the joint proxy statement/prospectus for the proposed merger (when it is available) by contacting Zalicus, Attn: Justin Renz, jrenz@zalicus.com. Investors and security holders of Epirus will be able to obtain free copies of the joint proxy statement/prospectus for the merger by contacting Epirus, Attn: Edward Scott, escott@epirusbiopharma.com.

Epirus and Zalicus, and their respective directors and certain of their executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the agreement between Epirus and Zalicus. Information regarding Zalicus’ directors and executive officers is contained in Zalicus’ Annual Report on Form 10-K for the fiscal year ended December 31, 2013, as amended by its Form 10-K/A which was filed with the SEC on April 30, 2014, and will also be available in the joint proxy statement/prospectus that will be filed by Zalicus with the SEC in connection with the proposed transaction. Information regarding Epirus’ directors and officers and a more complete description of the interests of Zalicus’ directors and officers in the proposed transaction will be available in the joint proxy statement/prospectus that will be filed by Zalicus with the SEC in connection with the proposed transaction.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/ PROSPECTUS AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTIONS.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release of Zalicus Inc. dated May 9, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zalicus Inc.

By:	/s/ Justin A. Renz
	Name:	Justin A. Renz
	Title:	Executive Vice President and Chief Financial Officer

Dated: May 9, 2014

Index to Exhibits

Exhibit No.	Description

99.1	Press release of Zalicus Inc. dated May 9, 2014.